UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2018

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-03492 (Commission File Number)	No. 75-2677995 (IRS Employer Identification No.)
3000 North Sam Houston Parkway East, Houston, Texas 77032
(Address of Principal Executive Offices and zip code)

 Registrant’s Telephone Number, Including Area Code:  (281) 871-2699

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INFORMATION TO BE INCLUDED IN REPORT

Explanatory Note

This Amendment to Form 8-K is being filed as an amendment to the Current Report on Form 8-K filed by Halliburton Company on November 14, 2018 concerning the departure and appointment of executive officers. Item 5.02 in the Form 8-K is hereby amended to read in its entirety as follows to add additional information regarding the departure of Christopher T. Weber as Chief Financial Officer of Halliburton Company.

“Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2018, Halliburton Company announced that Lance Loeffler, previously Vice President, Investor Relations, has been promoted to Chief Financial Officer effective November 12, 2018. Christopher T. Weber was terminated without cause and resigned as Executive Vice President and Chief Financial Officer effective November 9, 2018. Mr. Weber's separation from the Company is not the result of any issue, concern or disagreement with the Company's accounting, financial reporting or internal control over financial reporting.

Mr. Loeffler, age 41, served as Vice President, Investor Relations of Halliburton Company since May 2016, and as Vice President, Corporate Development, October 2014 – May 2016.  Prior to his employment with Halliburton, Mr. Loeffler was a director at Deutsche Bank Securities, Inc.

Mr. Weber entered into a Severance Agreement with the Company on November 9, 2018, that provides for a severance payment, the payment of incentive compensation earned under the Company's Annual Performance Pay Plan for 2018, if any, pro rated for the period of his employment during the year, and the vesting of any restricted stock held by Mr. Weber.  The Separation Agreement restricts Mr. Weber from competing with the company or soliciting company personnel for a period of two years after termination of employment.

The description of Mr. Weber's Severance Agreement is qualified in its entirety by the provisions of the agreement, which is incorporated by reference to Exhibit 10.1 to this Form 8-K.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: April 22, 2019	By:	/s/ Bruce A. Metzinger
Bruce A. Metzinger
Vice President, Public Law and Assistant Secretary

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